Exhibit 10.36
FIRST AMENDMENT OF LEASE
     THIS FIRST AMENDMENT TO LEASE AGREEMENT is made and entered into this 31 day of OCT. 2006, by and between JPET LAS VEGAS, LLC hereinafter referred to as “Landlord”, and MEADOW VALLEY CORPORATION, INC., hereinafter referred to as “Tenant”.
     WHEREAS, on. July 9, 2001 Landlord and Tenant entered into a certain Lease Agreement, hereinafter collectively referred to as the “Lease”, providing for the Lease by Landlord to Tenant of a certain demised premises commonly known as Space F consisting of approximately 4,320 +/- square feet located in the City of North Las Vegas, County of Clark, State of Nevada, which demised premises are more particularly described in the Lease; and,
     WHEREAS, JPET II, Company Limited Partnership assigned all of its right, title and interest in the Lease Agreement to JPET LAS VEGAS, LLC under an assignment dated June 20, 2002; and,
     WHEREAS, the parties desire to amend the terms of the Lease in certain respects, and Landlord does hereby consent to enter into such an agreement;
     NOW, THEREFORE, for and in consideration of the mutual promises herein contained, the parties hereto agree that the Lease shall be, and the same is hereby, amended as follows:
1.	The term of the Lease shall hereby be extended for thirty-six (36) months commencing October 1, 2006 and continuing thereafter until September 30, 2009 (the “Extension Period”).

2.	During the Extension Period, Tenant’s basic rent shall be;

Months	Rent/Sq. Ft.	Monthly Rent	Annual Rent
1-12	$0.8200	$3,542.40	$42,508.80
13-24	$0.8611	$3,719.95	$44,639.40
25-36	$0.9041	$3,905.71	$46,868.52
3.	The effective date of this Amendment is the date of full execution by both parties.

4.	The Lease hereinabove defined shall remain in full force and effect as therein stated, except as herein specifically modified or amended.
     IN WITNESS WHEREOF, this First Amendment to Lease Agreement is executed the date and year first hereinabove written.

LANDLORD:

JPET LAS VEGAS, LLC

	By:	/s/ J. Steven Price
J. Steven Price, Manager

TENANT:

MEADOW VALLEY CORPORATION, INC.,

Attest:

/s/ Nancy A. McCafferty	By:	/s/ Robert Terril

its V.P.

Fed Tax ID# 88-0171959